UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2011

RED MOUNTAIN RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-54444	27-1739487
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 900, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 871-0400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 25, 2011, Red Mountain Resources, Inc. (the “Company”) issued a convertible promissory note in a principal amount of $1,500,000 to Personalvorsorge der Autogrill Schweiz AG and a convertible promissory note in a principal amount of $1,000,000 to Hohenplan Privatstiftung, and on November 30, 2011, the Company issued a convertible promissory note in a principal amount of $250,000 to SST Advisors, Inc. (collectively referred to herein as the “Notes”). Each Note bears interest at a rate of 10% per annum. The entire principal amount of each Note, together with all accrued unpaid interest thereon, is due and payable on November 25, 2013.

The entire principal amount of each Note, or any portion thereof, together with accrued and unpaid interest thereon, is convertible at the election of the holder into shares of the Company’s common stock at an initial conversion price of $1.00, subject to adjustment upon certain events.

The Company intends to file a registration statement covering the resale of shares of common stock that it issued in its private placement that was completed on November 4, 2011. The Company has agreed to include the resale of the shares of common stock issuable upon conversion of the Notes on such registration statement.

The foregoing description is qualified in its entirety by reference to the Notes, which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 of this Current Report and which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Convertible Promissory Note dated November 25, 2011 in the original principal amount of $1,500,000 executed by the Company in favor of Personalvorsorge der Autogrill Schweiz AG.

10.2	Convertible Promissory Note dated November 25, 2011 in the original principal amount of $1,000,000 executed by the Company in favor of Hohenplan Privatstiftung.

10.3	Convertible Promissory Note dated November 30, 2011 in the original principal amount of $250,000 executed by the Company in favor of SST Advisors, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2011	RED MOUNTAIN RESOURCES, INC.

	By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Convertible Promissory Note dated November 25, 2011 in the original principal amount of $1,500,000 executed by the Company in favor of Personalvorsorge der Autogrill Schweiz AG.

10.2	Convertible Promissory Note dated November 25, 2011 in the original principal amount of $1,000,000 executed by the Company in favor of Hohenplan Privatstiftung.

10.3	Convertible Promissory Note dated November 30, 2011 in the original principal amount of $250,000 executed by the Company in favor of SST Advisors, Inc.